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                                                                   EXHIBIT 10.22

                       OAK STREET FINANCIAL SERVICES, INC.

                             OMNIBUS INCENTIVE PLAN

         SECTION 1. PURPOSE; DEFINITIONS.

         The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating employees, directors, independent contractors and consultants and to provide the Corporation and its Affiliates with a stock plan providing incentives more directly linked to the profitability of the Corporation and increases in stockholder value.

         For purposes of the Plan, terms are defined in Exhibit A attached hereto and made a part hereof.

         SECTION 2. ADMINISTRATION.

         (a) COMMITTEE. Except as provided in Section 13, the Plan shall be administered by the Committee. The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to employees of the Corporation and its Affiliates and to any individual who is an independent contractor or consultant who provides services to the Corporation or its Affiliates.

         (b) AUTHORITY. Among other things, the Committee shall have the authority, subject to the terms of the Plan to:

                  (i) select the employees, independent contractors and consultants to whom Awards may from time to time be granted;

                  (ii) determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Phantom Stock or any combination thereof are to be granted hereunder;

                  (iii) determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to the Plan), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any Affiliate) and any vesting, acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

                  (v) modify, amend or adjust the terms and conditions of any Award at any time or from time to time; and

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                  (vi)     determine under what circumstances an Award may be
         settled in cash or Common Stock or a combination thereof.

         (c) RULES; INTERPRETATION; ACTION. The Committee shall have the authority to adopt, alter, waive and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan, to interpret, amend or waive the terms or provisions of any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan. The Committee may act only by a majority of its members then in office. Any action may be taken by a written instrument signed by all of the members of the Committee, and any action so taken shall be fully effective as if it had been taken at a meeting.

         (d) DECISIONS FINAL AND BINDING. Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated person pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

         SECTION 3. COMMON STOCK SUBJECT TO PLAN.

         (a) NUMBER OF SHARES. Subject to Section 3(c), the total number of shares of Common Stock reserved and available for grant under the Plan shall be __________. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

         (b) FORFEIT OF AWARDS. If any Award of Restricted Stock is forfeited or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

         (c) CHANGE IN CAPITAL STRUCTURE. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan and the maximum limitation upon Awards to be granted to any participant, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

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         (d)      INDIVIDUAL AWARD LIMIT. No Award may be granted to any person if, as a result of the payment of all Awards held by such person, such person would own, or be deemed to own, more than ____% of the unissued and outstanding Common Stock.

         SECTION 4. ELIGIBILITY.

         Persons who serve or agree to serve as employees, independent contractors or consultants of the Corporation (including prospective employees, independent contractors or consultants), and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation and its Affiliates are eligible to be granted Awards under the Plan. Each Director shall be eligible to receive Nonqualified Stock Options or Restricted Stock under Section 13. Each Director shall be eligible to receive Common Stock or Restricted Stock in lieu of Fees under Section 13.

         SECTION 5. STOCK OPTIONS

         (a) TYPES. Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant any participant Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that only employees are eligible to be granted Incentive Stock Options. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

         (b) AWARD AGREEMENT. A Stock Option shall be evidenced by an option agreement, the terms and provisions of which shall be determined by the Committee in its sole discretion and may differ among recipients. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual, specifies the price per share for the Stock Option and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such grant shall become effective upon the date of grant (subject to conditions set forth therein), and the execution of the option agreement(s) may occur following the grant of the Stock Option.

         (c) TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any agreement:

                  (i) The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and for a Nonqualified Stock Option shall not be less than 85% of the Fair Market Value (at the date the Nonqualified Stock Option is granted) of the Common Stock subject to the

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         Nonqualified Stock Option and for an Incentive Stock Option shall not be less than 100% of the Fair Market Value (at the date the Incentive Stock Option is granted) of the Common Stock subject to the Incentive Stock Option.

                  (ii) The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted, or any earlier than six months after date of grant, except in the event of death or Disability of the participant.

                  (iii) Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that the exercise provisions for Incentive Stock Options shall in all events not be more favorable than the following provisions:

                           (1)      No Incentive Stock Option may be exercised
                  (A) before the Plan is approved by the stockholders of the Corporation in the manner prescribed by Section 422 of the Code; (B) before the Common Stock under the Plan is registered with the Commission; and (C) after the first to occur of: (x) ten years from the date the Incentive Stock Option is granted,
                  (y) three months following the date of the participant's retirement or termination of employment with the Corporation and all Affiliates for reasons other than Disability or death, or (z) one year following the date of the participant's termination of employment on account of Disability or death.

                           (2) An Incentive Stock Option by its terms shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the date the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Corporation and all Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonqualified Stock Options to the extent permitted by law.

                  In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                  (iv) Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time after the Stock Options become exercisable by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept; provided, however, that if the terms of a Stock Option so permit, and if permitted by applicable securities laws, the participant may (A) deliver Common Stock already owned by the participant of the same class as the

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         Common Stock with respect to the Stock Option (valued at Fair Market
         Value) in satisfaction of all or any part of the exercise price, (B) cause to be withheld from the Stock Option shares, shares of Common Stock already owned by the participant of the same class as the Common Stock with respect to the Stock Option (valued at Fair Market Value) in satisfaction of all or any part of the exercise price, or (C) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation, from the sale or loan proceeds with respect to the sale of Common Stock or a loan secured by Common Stock, the amount necessary to pay the exercise price. No shares of Common Stock shall be issued until full payment therefor has been made. After the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 14(a), the optionee shall have all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends).

                  (v) No Stock Option shall be transferable by the optionee other than (A) by will or by the laws of descent and distribution; or
         (B) in the case of a Nonqualified Stock Option to the extent specified in the Award. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or any person to whom the Stock Option is permitted to be transferred.

                  (vi) Notwithstanding any other provision herein contained, no employee of the Corporation or any Affiliate may receive an Incentive Stock Option under the Plan if such employee, on the date the Incentive Stock Option is granted, owns (as defined in Section 424(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate, unless the exercise price for such Incentive Stock Option is at least 110% of the Fair Market Value (determined at the date the Incentive Stock Option is granted) and such Incentive Stock Option is not exercisable after the date five years from the date the Incentive Stock Option is granted.

         SECTION 6. STOCK APPRECIATION RIGHTS.

         (a) GRANT. Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of a Stock Option to a participant or in a separate Award.

         (b) GRANTED STOCK WITH STOCK OPTIONS. Stock Appreciation Rights that are granted in connection with Stock Options under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any agreement:

                  (i) Stock Appreciation Rights shall entitle the participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Corporation, unexercised, that portion of the underlying Stock Option relating to the same number of shares of Common Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the

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         Corporation an amount equal to the excess of (y) the Fair Market Value on the date of exercise of the Common Stock covered by the surrendered portion of the underlying Stock Option over (z) the exercise price of the Common Stock covered by the surrendered portion of the underlying Stock Option. The Committee may limit the amount that the participant will be entitled to receive upon exercise of Stock Appreciation Rights.

                  (ii) In the case of a Nonqualified Stock Option, Stock Appreciation Rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, Stock Appreciation Rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

                  (iii) Subject to any further conditions upon exercise imposed by the Committee, a Stock Appreciation Right shall be exercisable only to the extent that the related Stock Option is exercisable and a Stock Appreciation Right shall expire no later than the date on which the related Stock Option expires.

                  (iv) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the Stock Appreciation Right exceeds the exercise price of the Common Stock covered by the underlying Stock Option.

                  (v) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(c)(v).

                  (vi) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares in respect of which the Stock Appreciation Right has been exercised.

         (c) GRANTED WITHOUT OPTIONS. Stock Appreciation Rights that are not granted in connection with Stock Options under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any agreement:

                  (i) Stock Appreciation Rights shall entitle the participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Corporation an amount equal to the excess of (y) the Fair Market Value on the date of exercise of the Common Stock covered by the surrendered Stock Appreciation Right over
         (z) the exercise price of the Common Stock on the date the Stock Appreciation Right is granted. The Committee may limit the amount that the participant will be entitled to receive upon exercise of Stock Appreciation Rights.

                  (ii) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the Stock Appreciation Right exceeds

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         the Fair Market Value of the Common Stock on the date the Stock
         Appreciation Right is granted.

                  (iii) A Stock Appreciation Right may be transferable only to the extent specified in the Award.

         (d) EXERCISE. Stock Appreciation Rights may be exercised by the participant giving notice of the exercise to the Corporation stating the number of shares the participant has elected to purchase under the Stock Option or the number of Stock Appreciation Rights the participant has elected to exercise.

         (e) PAYMENT. The manner in which the Employer's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Award. The Award may provide for payment in Common Stock or cash, or a combination of Common Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

         SECTION 7. RESTRICTED STOCK.

         (a) ADMINISTRATION. Whenever the Committee deems it appropriate, shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the employees, independent contractors and consultants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the conditions for vesting or lapsing of restrictions, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in
Section 7(c).

         The Committee may, prior to grant, condition the vesting of or the lapsing of restrictions on Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting or lapsing upon the continued service of the participant or upon any other term or condition. The provisions of Restricted Stock Awards (including any applicable Performance Goals) need not be the same with respect to each recipient.

         (b) AWARDS AND CERTIFICATES. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                           The transferability of this certificate and the
                  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Oak Street Financial Services, Inc. Omnibus Incentive Plan and a restricted stock agreement. Copies of such Plan and Agreement are on file at the offices of Oak Street

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                  Financial Services, Inc.

The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         (c) TERMS AND CONDITIONS. Shares of Restricted Stock granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any agreement:

                  (i) Subject to the provisions of the Plan, during the period, if any (the "Restriction Period"), commencing with the date of grant of such Award and ending on the date of vesting or the lapsing of the restrictions, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Committee may provide for the vesting or the lapse of restrictions in installments.

                  (ii) Except as provided in this Section, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation holding the shares of Common Stock that are the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends or distributions.

                  (iii) Except to the extent otherwise provided in this Section, Section 11(a)(ii) and in the award agreement, upon a participant's termination of employment for any reason during the Restriction Period or before the applicable vesting or lapsing of restrictions, all shares still subject to vesting or restriction shall be forfeited by the participant.

                  (iv) The Committee shall have the sole discretion at any time to accelerate or waive, in whole or in part, any or all remaining restrictions with respect to any or all of such participant's shares of Restricted Stock.

                  (v) If and when any applicable Restriction Period expires without a prior forfeiture of the Restricted Sock, unlegended certificates for such shares shall be delivered to the participant upon surrender of any legended certificates.

                  (vi) To the extent the Award of Restricted Stock does not prohibit a Code Section 83(b) election, if a participant makes an election pursuant to Section 83(b) of the Code concerning an Award of Restricted Stock, the participant shall promptly file a copy of such election with the Corporation.

         SECTION 8. PERFORMANCE UNITS.

         (a) AWARD. Whenever the Committee deems it appropriate, Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the employees, independent contractors and consultants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be

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awarded to any participant, the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

         The Committee may condition the settlement of Performance Units upon the continued service of the participant, the attainment of Performance Goals, or upon any other terms and conditions. The provisions of such Awards (including any applicable Performance Goals) need not be the same with respect to each recipient.

         (b) TERMS AND CONDITIONS. Performance Units granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any agreement:

                  (i) Subject to the provisions of the Plan, Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered.

                  (ii) At the expiration of the Award Cycle, the Committee shall evaluate, to the extent applicable, the participant's continued service, the Corporation's performance in light of the Performance Goals for such Award and any other terms and conditions of the Performance Units, and shall determine the Performance Units granted to the participant which have been earned. The Committee may then elect to deliver (A) a number of shares of Common Stock equal to the Fair Market Value of Performance Units determined by the Committee to have been earned, (B) cash equal to the Fair Market Value of Performance Units determined by the Committee to have been earned, or (C) a combination thereof.

                  (iii) Except to the extent otherwise provided in this Section, Section 11(a)(iii) and in the award agreement, upon a participant's termination of employment for any reason during the Award Cycle or before any applicable earning of Performance Units the rights to the shares still covered by the Performance Units shall be forfeited by the participant.

                  (iv) The Committee shall have the sole discretion at any time to accelerate or waive, in whole or in part, any or all limitations with respect to any or all of such participant's Performance Units.

                  (v) If and when any applicable Award Cycle expires without a prior forfeiture of the Performance Units, payment in accordance with this Section shall be made to the participant.

         SECTION 9. PHANTOM STOCK.

         (a) AWARD. Whenever the Committee deems it appropriate, Phantom Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the employees, independent contractors and consultants to whom and the time or times at which Phantom Stock shall be awarded, the number of shares of Phantom Stock to be awarded to any participant, any restrictions and other terms and conditions of the Award, in addition to those contained in Section 9(b).

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         The Committee may, prior to grant, condition the lapsing of any restrictions (the "Phantom Restrictions") upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition the lapsing of Phantom Restrictions on the continued service of the participant or any other term or condition. The provisions of Phantom Stock Awards (including any applicable Performance Goals) need not be the same with respect to each recipient.

         (b) TERMS AND CONDITIONS. Phantom Stock granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any agreement:

                  (i) Subject to the provisions of the Plan, Phantom Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.

                  (ii) Upon the expiration of the period, if any, set by the Committee, commencing with the date of grant of such Award and ending on the date the applicable Phantom Restrictions (if any) lapse, the Committee shall determine the excess of (y) the Fair Market Value on the date of lapse of the Phantom Restrictions of the Common Stock covered by the Phantom Stock, over (z) the Fair Market Value on the date of the grant of the Common Stock covered by the Phantom Stock (the "Phantom Stock Payment"). The Committee may then elect to deliver (A) a number of shares of Common Stock equal to the excess, (B) cash equal to the excess, or (C) a combination thereof.

                  (iii) Except to the extent otherwise provided in this Section, Section 11(a)(iv) and in the award agreement, upon a participant's termination of employment for any reason prior to the lapsing of any Phantom Restrictions, the rights to the Phantom Stock Award shall be forfeited by the participant.

                  (iv) The Committee shall have the sole discretion at any time to accelerate or waive, in whole or in part, any or all remaining Phantom Restrictions with respect to any or all of such participant's Phantom Stock.

                  (v) If and when any applicable Phantom Restrictions lapse without a prior forfeiture of the Phantom Stock, payment in accordance with this Section shall be made to the participant.

         SECTION 10. TAX OFFSET BONUSES.

         At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

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         SECTION 11. CHANGE IN CONTROL PROVISIONS.

         (a) IMPACT OF EVENT. Only if and to the extent provided in an agreement relating to an Award or if and to the extent otherwise determined by the Committee, upon a Change in Control:

                  (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become immediately fully exercisable and vested.

                  (ii) The restrictions applicable to any Restricted Stock shall immediately lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable.

                  (iii) All Performance Units shall be considered to be immediately earned and payable in full, as promptly as is practicable.

                  (iv) All Phantom Restrictions applicable to any Phantom Stock shall immediately lapse and all Phantom Stock Payments shall be considered to be immediately earned and payable in full as promptly as practicable.

         (b) DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, unless otherwise provided in an agreement relating to an Award, a "Change in Control" shall mean the happening of any of the following events:

                  (i) The acquisition by any individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
         Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Corporation representing more than 25% of the voting power of the then outstanding equity securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by the Corporation (or an Affiliate), or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or

                  (ii) Individuals who, as of the date of the initial public offering of the Corporation, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of the initial public offering of the Corporation, whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

                  (iii) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the purchase of assets or stock of another entity (a "Business Combination"), in each case, unless immediately following such Business Combination, all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination; or

                  (iv) A complete liquidation or dissolution of the Corporation.

         SECTION 12. EFFECTIVE DATE, AMENDMENT AND TERMINATION.

         (a) EFFECTIVE DATE. The Plan was approved by the Board and stockholders on __________, 2004 and the effective date of the Plan is _____________, 2004. No Incentive Stock Option Award shall be made under the Plan after ______________, 2014.

         (b) AMENDMENT AND TERMINATION. The Board may amend, alter, or discontinue the Plan in its sole discretion, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or Phantom Stock Award theretofore granted without the optionee's or recipient's consent, to the extent such consent is required by law or agreement. In addition, the Board may amend, alter or discontinue the Plan in its sole discretion, but no amendment, alteration or discontinuation shall be made which would (i) increase the total number of shares of Common Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 3(c)), (ii), if and to the extent required by the Code, materially modify the requirements as to eligibility for participation in the Plan, (iii) re-price outstanding Stock Options (except pursuant to Section 3(c)), or (iv) materially modify the Plan or increase the benefits accruing to participants under the Plan without the approval of the stockholders of the Corporation if such approval is required by the Code, the listing rules or the Exchange Act. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account compliance with law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

         (c) CODE SECTION 162(m). Pursuant to Treasury Regulation Section 1.162-27(f), the deduction limit contained in Treasury Regulation 1.162(b) is not currently applicable to compensation paid pursuant to the Plan. At the time when Treasury Regulation Section 1.162-27(f) can no longer be relied upon by the Corporation the Board may, in its discretion, amend the Plan to permit qualified performance based awards in accordance with Treasury Regulation Section 1.162-27(e).

         SECTION 13. DIRECTOR AWARDS.

         (a) GENERAL. Each Eligible Director may receive grants of Stock Options and Restricted Stock pursuant to this Section. All Stock Options granted under this Section shall be Nonqualified Stock Options and shall not be entitled to special tax treatment under Section 422 of the Code.

         (b) OPTIONS. Each Stock Option granted under this Section shall be evidenced by an agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                  (i) Stock Options may be awarded to Eligible Directors upon the satisfaction of each of the following: (A) after the date the Plan is approved by the Board and (B) after the date the Plan is approved by the stockholders in the manner prescribed by Section 422 of the Code. The time of the award and the number of shares awarded shall be determined by the Board.

                  (ii) The Stock Option exercise price shall be the Fair Market Value of the Common Stock on the date the Stock Option was granted.

                  (iii) All Stock Options shall become exercisable as follows: one-third on the one-year anniversary of the date the Stock Option was granted; one-third on the second anniversary of the date the Stock Option was granted, and the remainder on the third anniversary of the date the Stock Option was granted. Once exercisable, all or any portion of a Stock Option may be exercised until the earlier of:

                           (1) thirty-six months of the date the Eligible Director ceases to be a director or director emeritus of the Corporation for any reason, including death or disability; or

                           (2) the expiration of ten (10) years from the date the Stock Option was granted.

                  (iv)     An Option may be exercised in the manner described in
         Section 5(c)(iv).

         (c)      RESTRICTED STOCK.

                  (i) Whenever the Board deems it appropriate, shares of Restricted Stock may be awarded to Eligible Directors under the Plan. The Board shall determine the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Director, the conditions for vesting or lapsing of restrictions, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each grant of Restricted Stock shall be evidenced by an award agreement between the Corporation and the Eligible Director. The Board may, prior to grant, condition the vesting of or the lapsing of restrictions on Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting or lapsing upon the continued service of the Eligible Director on the Board or upon any other term or condition.

                  (ii) Shares of Restricted Stock shall be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Eligible Director and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the form described in Section 7(b). The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Eligible Director shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

                  (iii) Shares of Restricted Stock granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Board shall deem desirable, including those contained in any agreement:

                           (1) Subject to the provisions of the Plan, during the Restriction Period the Eligible Director shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Committee may provide for the vesting or the lapse of restrictions in installments.

                           (2) Except as provided in this Section, the Eligible Director shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation holding the Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends or distributions.

                           (3) Except to the extent otherwise provided in this Section, upon the termination of an Eligible Director's participation on the Board as a director or director emeritus for any reason during the Restriction Period or before the applicable vesting or lapsing of restrictions, all shares still subject to vesting or restriction shall be forfeited by the Eligible Director.

                           (4) The Board shall have the sole discretion at any time to accelerate or waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Eligible Director's shares of Restricted Stock.

                           (5) If and when any applicable Restriction Period expires without a prior forfeiture of the Restricted Sock, unlegended certificates for such shares shall be delivered to the Eligible Director upon surrender of any legended certificates.

                           (6) To the extent the Award of Restricted Stock does not prohibit a Code Section 83(b) election, if an Eligible Director makes an election pursuant to Section 83(b) of the Code concerning an Award of Restricted Stock, the Eligible Director shall promptly file a copy of such election with the Corporation.

         (d) CHANGE IN CONTROL. Stock Options granted to Eligible Directors shall become fully vested and exercisable upon a Change in Control. Restrictions on Restricted Stock granted to Eligible Directors shall lapse upon a Change in Control.

         (e) RECEIPT OF FEES IN STOCK. The Board may elect to pay a Director up to 100% of his or her Fees in Restricted Stock or Common Stock. The amount of Fees to be paid to a Director during each period shall be determined on the first day of the applicable period. The number of shares of Restricted Stock or Common Stock to be issued as Fees shall be determined by multiplying the applicable percentage of Fees that the Board has elected to pay a Director in Restricted Stock or Common Stock times the Fees otherwise payable for the applicable period and dividing the product by the Fair Market Value of the Common Stock on the first day of the period. If this formula produces a fractional share, the Director may be paid in cash the Fair Market Value of the fractional share.

         (f) TRANSFERABILITY. A Stock Option granted under this Section shall not be transferable by the Eligible Director otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the Eligible Director only by him or her; provided that an Eligible Director may transfer any Stock Option to members of the Eligible Directors' immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Board. Shares of Restricted Stock granted under this Section shall not be transferable until the restrictions on such shares as set forth in the Eligible Director's award agreement have lapsed or been removed pursuant to this Section.

         (g) ADMINISTRATION. This Section shall be administered by the Board. The Board shall have all powers necessary to administer this Section, including, without limitation, the authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of Stock Options or Restricted Stock under this Section, to construe this Section, to determine all questions arising under this Section, and to adopt, amend, waive and interpret rules and regulations for the administration of this Section as it may deem desirable. Any decision of the Board in the administration of this Section shall be final and conclusive. The Board may act only by a majority of its members in office, except that members thereof may authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or her or any other member of the Board in connection with this Section, except for his or her own willful misconduct or as expressly provided by statute.

         (h) MODIFICATION, EXTENSION AND RENEWAL. Subject to Section 12(b) and except for the terms of a Stock Option and a Restricted Stock grant contained in this Section, the Board shall have the power to modify, extend or renew outstanding Stock Options and Restricted Stock grants and to authorize the grant of new Stock Options and new Restricted Stock in substitution therefore, provided that any such action may not have the effect of altering, enhancing or impairing any rights or obligations of any person under any Stock Option or Restricted Stock previously granted without the consent of the Eligible Director.

         SECTION 14. GENERAL PROVISIONS.

         (a) CERTIFICATES. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares with investment intent and without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer and to comply with federal or state securities laws. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the

Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                  (i) listing or approval for listing upon notice of issuance, of such shares on NASDAQ National Market System, or such other securities exchange as may at the time be the principal market for the Common Stock;

                  (ii) any registration or other qualification of such shares of the Corporation under any state or federal law or regulation or the maintaining in effect of any such registration or other qualification which the Committee shall, in its sole discretion, deem necessary or advisable; and

                  (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

         (b) OTHER PLANS. Nothing contained in the Plan shall prevent the Corporation or any Affiliate from adopting other or additional compensation arrangements for its employees.

         (c) NO CONTINUED EMPLOYMENT OR ENGAGEMENT. Adoption of the Plan shall not confer upon any employee any right to continued employment, any director any right to continue as a director or any independent contractor or consultant any right to continued engagement, nor shall it interfere in any way with the right of the Corporation or any Affiliate to terminate the employment of any employee or the engagement of any director, independent contractor or consultant at any time.

         (d) WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If permitted by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from the payment of the Award and from any payment otherwise due to the participant.

         (e) BENEFICIARY DESIGNATION. The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

         (f) GOVERNING LAW. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Indiana, without reference to principles of conflict of laws.

         (g) NOTICE. All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Corporation mailed first class, postage prepaid at the principal business address of the Corporation to the attention of the Secretary of the Corporation; or (b) if to any participant then delivered personally, mailed first class, postage prepaid at the last address of the participant known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

         (h) INTERPRETATION. The terms of the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his or her delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect.

                                    EXHIBIT A

                                   DEFINITIONS

         "AFFILIATE" means a corporation or other entity controlling, controlled by or under common control with the Corporation which shall include, as it relates to Section 5(c)(vi), any related corporation (as defined in the Code).

         "AWARD" means a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit or Phantom Stock.

         "AWARD CYCLE" shall mean a period of consecutive fiscal years or portion thereof designated by the Committee over which Performance Units are to be earned.

         "BOARD" means the Board of Directors of the Corporation.

         "BUSINESS COMBINATION" is defined in Section 11(b)(iii).

         "CHANGE IN CONTROL" has the meaning set forth in Section 11(b).

         "CODE" means the Internal Revenue Code of 1986, as amended, and any successor thereto and the regulations thereunder.

         "COMMISSION" means the Securities and Exchange Commission or any successor agency.

         "COMMITTEE" means the means the Compensation Committee of the Board, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Section 162(m) of the Code and a non-employee director for purposes of Rule 16b-3 of the Exchange Act, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

         "COMMON STOCK" means common stock, $.01 par value per share, of the Corporation.

         "CORPORATION" means Oak Street Financial Services, Inc., a Maryland corporation.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means, except as otherwise determined by the Committee in an Award agreement, disability as determined under procedures established by the Committee for purposes of the Plan; provided, however, in the case of Incentive Stock Options shall have the meaning set forth in the Code.

         "ELIGIBLE DIRECTOR" means a member of the Board who is not an employee of the Company or any Affiliate.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

         "FAIR MARKET VALUE" means, as of any given date, the last reported sales price of the Common Stock, as reported by the NASDAQ National Market System on the last preceding date or, if there are no reported sales on that date, on the last day prior to that date on which there are such reported sales. With respect to grants of Awards made as of the first day the Common Stock trades on the NASDAQ National Market System, the Fair Market Value means the price at which shares of the Common Stock are offered to the public in the initial public offering. Notwithstanding the foregoing, in the case of Incentive Stock Options, Fair Market Value shall have the meaning set forth in the Code.

         "FEES" means all amounts payable to an Eligible Director for services rendered as a director, including retainer fees, meeting fees, and committee fees, but excluding travel and other out of pocket expense reimbursements.

          "INCUMBENT BOARD" is defined in Section 11(b)(ii).

         "INCENTIVE STOCK OPTION" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

         "LIMITATION AMOUNT" is defined in Section 5(c)(iii)(2).

         "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

         "OUTSTANDING CORPORATION VOTING SECURITIES" is defined in Section 11(b)(i).

         "PERFORMANCE CRITERIA" means any areas of performance of the Corporation, or any Affiliate, as determined under generally accepted accounting principles or as publicly reported by the Corporation including, without limitation: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; net income, before or after taxes; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; and increase in Fair Market Value of Common Stock. Any Performance Criteria may be used with or without adjustment for extraordinary items or nonrecurring items.

         "PERFORMANCE GOALS" means the performance goals established by the Committee in connection with the grant of Restricted Stock, Performance Units or Phantom Stock, which may or may not be based on Performance Criteria. Such Performance Goals also may be based upon the attaining of specified levels of Corporation performance relative to the performance of other corporations.

         "PERFORMANCE UNITS" means an Award made pursuant to Section 8.

         "PHANTOM STOCK" means an Award made pursuant to Section 9.

         "PHANTOM STOCK PAYMENT" is defined in Section 9(b)(ii).

         "PHANTOM RESTRICTIONS" is defined in Section 9(a).

         "PLAN" means the Oak Street Financial Services, Inc. Omnibus Incentive Plan, as set forth herein and as hereinafter amended from time to time.

         "PLAN YEAR" means the calendar year.

         "RESTRICTED STOCK" means an Award granted under Section 7.

         "RESTRICTION PERIOD" is defined in Section 7(c)(i).

         "STOCK APPRECIATION RIGHT" means an Award granted under Section 6.

         "STOCK OPTION" means an Award granted under Section 5.

         "TAXABLE YEAR" means the fiscal period used by the Corporation for reporting taxes on income under the Code.

                                       3